As filed with the Securities and Exchange Commission on September 26, 1997
  ==========================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                           ________________________


                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report:     September 26, 1997

                  ALANCO ENVIRONMENTAL RESOURCES CORPORATION
               ------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                   ARIZONA                          86-0220694
               --------------                     --------------
          (State of Incorporation)           (I.R.S. Employer ID No.)

         15900 N. 78th Street, Suite 101, Scottsdale, Arizona  85260
         -------------------------------------------------------------
                        (Address of Principal Offices)

                                Edward J. Maley
                  Alanco Environmental Resources Corporation
                        15900 N. 78th Street, Suite 101
                          Scottsdale, Arizona  85260
                          ---------------------------

                    (Name and address of Agent for Service)

                                 (602) 607-1010
                               ----------------

         (Telephone number, including area code of Agent for Service)

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On September 22, 1997, the Company received notice from Wang Yee (Sammy) Lin resigning as a Director of Alanco Environmental Resources Corporation, and citing disagreement and conflict with policies and actions taken by the Company's Board of Directors.

Mr. Lin remains as Chairman, President and Chief Executive Officer of Alanco Environmental Technology (Beijing) Co. Ltd., the Company's wholly owned subsidiary incorporated in China.



                              698 William Bliss Drive
                           New Milford, New Jersey  07646
                                Tel:  (201) 261-3035
                                Fax:  (201) 599-9763




                                             September 20, 1997



Mr. Dennis Schlegel
Chairman of the Board of Directors
Alanco Environmental Resources Corporation
15900 N. 78th Street
Scottsdale, AZ  85260

Dear Sir:

I find that I am increasingly in disagreement and conflict with the policies and actions of Alanco's current management, namely the Board of Directors as it has taken over the control of the Company. This has become so professionally unacceptable that I no longer wish to be associated with this Board, its decisions, or its proposed slate of Directors for the upcoming Shareholder's Meeting.

I hereby resign effective immediately as a Director of Alanco Environmental Resources Corporation. I regret that I will, by this action, no longer be able to serve the best interest of the Shareholders as a Director.

                                             Yours truly,



                                             /s/ Sammy Lin
                                             -------------------------
                                             Wang Yee (Sammy) Lin

                                        SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                             ALANCO ENVIRONMENTAL
                                             RESOURCES CORPORATION
                                             ----------------------
                                             Registrant



                                             /s/ John E. Haggar
                                             -------------------------
                                             John E. Haggar
                                             Chief Executive Officer

Date:   9/26/97